                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 13, 1999

I.    RECONCILIATION OF COLLECTION ACCOUNT:
-------------------------------------------
        End of Period Collection Account Balance as of Prior Payment Date:                                              917,930.48

        Available Funds:
               Contract Payments due and received in this period                                                      4,198,813.22
               Contract Payments due in prior period(s) and received in this period                                     636,270.28
               Contract Payments received in this period for next period                                                328,293.07
               Sales, Use and Property Tax payments received                                                             61,205.30
               Prepayment Amounts related to early termination in this period                                           264,043.02
               Servicer Advance                                                                                         617,776.27
               Proceeds received from recoveries on previously Defaulted Contracts                                            0.00
               Transfer from Reserve Account                                                                             10,539.12
               Interest earned on Collection Account                                                                     17,952.06
               Interest earned on Affiliated Account                                                                        840.94
               Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                    0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                   (Substituted contract < Predecessor contract)                                                              0.00
               Amounts paid under insurance policies                                                                          0.00
               Maintenance, Late Charges and any other amounts                                                           44,961.30

                                                                                                                      ------------
        Total Available Funds                                                                                         7,098,625.06
        Less: Amounts to be Retained in Collection Account                                                              948,408.94
                                                                                                                      ------------
        AMOUNT TO BE DISTRIBUTED                                                                                      6,150,216.12
                                                                                                                      ============


        DISTRIBUTION OF FUNDS:
        ----------------------
               1. To Trustee -  Fees                                                                                          0.00
               2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                            636,270.28
               3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                       a) Class A1 Principal and Interest                                                             3,583,386.18
                       a) Class A2 Principal (distributed after A1 Note matures) and Interest                           195,000.00
                       a) Class A3 Principal (distributed after A2 Note mature) and Interest                            325,520.00
                       a) Class A4 Principal (distributed after A3 Note matures) and Interest                           219,862.50
                       a) Class A5 Principal (distributed after A4 Note mature) and Interest                            234,054.84
                       b) Class B Principal and Interest                                                                 78,690.98
                       c) Class C Principal and  Interest                                                               159,187.36
                       d) Class D Principal and Interest                                                                108,398.76
                       e) Class E Principal and Interest                                                                147,741.65

               4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                     0.00
               5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                       a) Residual Interest (Provided no Restricting or Amortization Event in effect)                   116,919.35
                       b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  118,180.59
                       c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)         10,539.12
               6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts            124,959.60
               7. To Servicer, Servicing Fee and other Servicing Compensations                                           91,504.91
                                                                                                                      ------------
        TOTAL FUNDS DISTRIBUTED                                                                                       6,150,216.12
                                                                                                                      ============

                                                                                                                      ------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}      948,408.94
                                                                                                                      ============

II.    RESERVE ACCOUNT
----------------------

Beginning Balance                                                                                                    $2,511,821.93
         - Add Investment Earnings                                                                                       10,539.12
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
         - Less Distribution to Certificate Account                                                                      10,539.12
                                                                                                                     -------------
End of period balance                                                                                                $2,511,821.93
                                                                                                                     =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $2,511,821.93
                                                                                                                     =============

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 13, 1999

III.   CLASS A NOTE PRINCIPAL BALANCE
-------------------------------------

Beginning Principal Balance of the Class A Notes
                  Pool A                                                          172,382,649.14
                  Pool B                                                           42,329,261.83
                                                                                  ---------------
                                                                                                        214,711,910.97

Class A Overdue Interest, if any                                                            0.00
Class A Monthly Interest - Pool A                                                     885,632.06
Class A Monthly Interest - Pool B                                                     217,470.57

Class A Overdue Principal, if any                                                           0.00
Class A Monthly Principal - Pool A                                                  2,676,634.69
Class A Monthly Principal - Pool B                                                    778,086.20
                                                                                  ---------------
                                                                                                          3,454,720.89

Ending Principal Balance of the Class A Notes
                  Pool A                                                          169,706,014.45
                  Pool B                                                           41,551,175.63
                                                                                  ---------------
                                                                                                        ---------------
                                                                                                        211,257,190.08
                                                                                                        ===============

---------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000        Ending Principal
Original Face $221,020,000      Original Face $221,020,000       Balance Factor
$                     4.99      $                    15.63             95.582839%
---------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE
------------------------------------


Beginning Principal Balance of the Class A Notes
                  Class A1                                                         28,691,910.97
                  Class A2                                                         40,000,000.00
                  Class A3                                                         62,400,000.00
                  Class A4                                                         41,000,000.00
                  Class A5                                                         42,620,000.00
                                                                                  ---------------

Class A Monthly Interest                                                                                214,711,910.97
                  Class A1 (Actual Number Days/360)                                   128,665.29
                  Class A2                                                            195,000.00
                  Class A3                                                            325,520.00
                  Class A4                                                            219,862.50
                  Class A5                                                            234,054.84
                                                                                  ---------------

Class A Monthly Principal
                  Class A1                                                          3,454,720.89
                  Class A2                                                                  0.00
                  Class A3                                                                  0.00
                  Class A4                                                                  0.00
                  Class A5                                                                  0.00
                                                                                  ---------------
                                                                                                          3,454,720.89

Ending Principal Balance of the Class A2 Notes
                  Class A1                                                         25,237,190.08
                  Class A2                                                         40,000,000.00
                  Class A3                                                         62,400,000.00
                  Class A4                                                         41,000,000.00
                  Class A5                                                         42,620,000.00
                                                                                  ---------------
                                                                                                        --------------
                                                                                                        211,257,190.08
                                                                                                        ==============
Class A1


-----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000                Ending Principal
Original Face $35,000,000       Original Face $35,000,000                Balance Factor
 $        3.68                   $                    98.71                    72.106257%
-----------------------------------------------------------------------------------------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 13, 1999

V.   CLASS B NOTE PRINCIPAL BALANCE
-----------------------------------
        Beginning Principal Balance of the Class B Notes

                              Pool A                                                           2,938,823.06
                              Pool B                                                             721,640.46
                                                                                               ------------
                                                                                                               3,660,463.52

        Class B Overdue Interest, if any                                                               0.00
        Class B Monthly Interest - Pool A                                                         15,894.13
        Class B Monthly Interest - Pool B                                                          3,902.87
        Class B Overdue Principal, if any                                                              0.00
        Class B Monthly Principal - Pool A                                                        45,629.64
        Class B Monthly Principal - Pool B                                                        13,264.34
                                                                                               ------------

        Ending Principal Balance of the Class B Notes                                                             58,893.98
                              Pool A                                                           2,893,193.42
                              Pool B                                                             708,376.12
                                                                                               ------------    ------------
                                                                                                               3,601,569.54
                                                                                                               ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000          Ending Principal
Original Face $3,768,000     Original Face $3,768,000           Balance Factor
 $            5.25            $                 15.63                  95.583056%
--------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
------------------------------------
        Beginning Principal Balance of the Class C Notes
                              Pool A                                                           5,878,446.90
                              Pool B                                                           1,443,480.18
                                                                                               ------------
                                                                                                               7,321,927.08

        Class C Overdue Interest, if any                                                               0.00
        Class C Monthly Interest - Pool A                                                         33,237.72
        Class C Monthly Interest - Pool B                                                          8,161.68
        Class C Overdue Principal, if any                                                              0.00
        Class C Monthly Principal - Pool A                                                        91,259.28
        Class C Monthly Principal - Pool B                                                        26,528.68
                                                                                               -------------
                                                                                                                 117,787.96
        Ending Principal Balance of the Class C Notes
                              Pool A                                                           5,787,187.62
                              Pool B                                                           1,416,951.50
                                                                                               -------------   ------------
                                                                                                               7,204,139.12
                                                                                                               ============


--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000          Ending Principal
Original Face $7,537,000     Original Face $7,537,000           Balance Factor
 $            5.49           $               15.63                     95.583642%
--------------------------------------------------------------------------------

                          DVI RECEIVABLES VIII  1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 13, 1999


VII.   CLASS D NOTE PRINCIPAL BALANCE
-------------------------------------


      Beginning Principal Balance of the Class D Notes
                                 Pool A                                                               3,918,430.77
                                 Pool B                                                                 962,187.28
                                                                                                   ----------------
                                                                                                                        4,880,618.05


      Class D Overdue Interest, if any                                                                        0.00
      Class D Monthly Interest - Pool A                                                                  23,984.06
      Class D Monthly Interest - Pool B                                                                   5,889.39
      Class D Overdue Principal, if any                                                                       0.00
      Class D Monthly Principal - Pool A                                                                 60,839.52
      Class D Monthly Principal - Pool B                                                                 17,685.79
                                                                                                   ----------------

                                                                                                                           78,525.31
      Ending Principal Balance of the Class D Notes
                                 Pool A                                                               3,857,591.25
                                 Pool B                                                                 944,501.49
                                                                                                   ----------------   --------------
                                                                                                                        4,802,092.74
                                                                                                                      ==============

      -----------------------------------------------------------------------------------------
      Interest Paid Per $1,000              Principal Paid Per $1,000         Ending Principal
      Original Face $5,024,000              Original Face $5,024,000          Balance Factor
      $              5.95                   $              15.63                    95.583056%
      -----------------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
--------------------------------------

      Beginning Principal Balance of the Class E Notes
                                 Pool A                                                               4,899,639.96
                                 Pool B                                                               1,203,132.60
                                                                                                   ----------------
                                                                                                                        6,102,772.56


      Class E Overdue Interest, if any                                                                        0.00
      Class E Monthly Interest - Pool A                                                                  39,809.57
      Class E Monthly Interest - Pool B                                                                   9,775.45
      Class E Overdue Principal, if any                                                                       0.00
      Class E Monthly Principal - Pool A                                                                 76,049.40
      Class E Monthly Principal - Pool B                                                                 22,107.23
                                                                                                   ----------------
                                                                                                                           98,156.63
      Ending Principal Balance of the Class E Notes
                                 Pool A                                                               4,823,590.56
                                 Pool B                                                               1,181,025.37
                                                                                                   ----------------   --------------

                                                                                                                        6,004,615.93
                                                                                                                      ==============


      -----------------------------------------------------------------------------------------
      Interest Paid Per $1,000              Principal Paid Per $1,000         Ending Principal
      Original Face $6,282,000              Original Face $6,282,000          Balance Factor
      $              7.89                   $              15.63                     95.584462%
      -----------------------------------------------------------------------------------------

                          DVI RECEIVABLES VIII  1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 13, 1999


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
----------------------------------------

      Beginning Residual Principal Balance

                          Pool A                                                                      5,889,289.41
                          Pool B                                                                      1,446,114.00
                                                                                                   ----------------
                                                                                                                        7,335,403.41

      Residual Interest - Pool A                                                                         93,869.40
      Residual Interest - Pool B                                                                         23,049.95
      Residual Principal - Pool A                                                                        91,563.48
      Residual Principal - Pool B                                                                        26,617.11
                                                                                                   ----------------
                                                                                                                          118,180.59
      Ending Residual Principal Balance
                           Pool A                                                                     5,797,725.93
                           Pool B                                                                     1,419,496.89
                                                                                                   ----------------   --------------
                                                                                                                        7,217,222.82
                                                                                                                      ==============


X.   PAYMENT TO SERVICER
------------------------
       - Collection period Servicer Fee                                                                                    91,504.91
       - Servicer Advances reimbursement                                                                                  636,270.28
       - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                  124,959.60
                                                                                                                      --------------
      Total amounts due to Servicer                                                                                       852,734.79
                                                                                                                      ==============

                          DVI RECEIVABLES VIII  1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 13, 1999

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE
-------------------------------------------
POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                 195,907,279.28

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                    0.00

        Decline in Aggregate Discounted Contract Balance                                                                3,041,976.02

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                    192,865,303.26
                                                                                                                      --------------

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                           2,779,274.33

            - Principal portion of Prepayment Amounts                                                   262,701.69

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                     0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                          0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                   0.00

                                                                                                   ----------------
                                    Total Decline in Aggregate Discounted Contract Balance            3,041,976.02
                                                                                                   ================


POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                  48,105,816.35

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                    0.00

        Decline in Aggregate Discounted Contract Balance                                                                  884,289.34

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                              --------------
           ending of the related Collection Period                                                                     47,221,527.01
                                                                                                                      ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                             884,289.34

            - Principal portion of Prepayment Amounts                                                         0.00

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                     0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                          0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                   0.00

                                                                                                   ----------------
                                    Total Decline in Aggregate Discounted Contract Balance              884,289.34
                                                                                                   ================

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     240,086,830.27
                                                                                                                      ==============

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 13, 1999



XIII.   Cumulative Detail of Substituted Contracts - Prepayments


          Pool A                                                                                                Predecessor
                                                                 Discounted                Predecessor          Discounted
          Lease #         Lessee Name                            Present Value             Lease #              Present Value
          ----------------------------------------------         ----------------------    ---------------      --------------
                          NONE




                                                                 -------------                              ----------------
                                                        Totals:          $0.00                                         $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                     $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                  $201,135,070.09
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                             $0.00

Change in any of the above detail during the related Collection Period                          YES                  NO     X
                                                                                                -------              ---------

          Pool B                                                                                                  Predecessor
                                                            Discounted                       Predecessor          Discounted
          Lease #         Lessee Name                       Present Value                    Lease #              Present Value
          ----------------------------------------------    ----------------------           ---------------      --------------
                          NONE




                                                         ----------------------                                    -------------
                                             Totals:                     $0.00                                             $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                         $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                       $50,047,123.17
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                   0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER
          HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                                $0.00


Change in any of the above detail during the related Collection Period                   YES                  NO     X
                                                                                         -------------        ------------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 13, 1999

XIV. Cumulative Detail of Substituted Contracts - Non-Performing (Pool A) & General Rights (Pool B)

          Pool A - Non-Performing                                                                                 Predecessor
                                                                Discounted                  Predecessor           Discounted
          Lease #     Lessee Name                               Present Value               Lease #               Present Value
          -------------------------------                       -------------------         -----------------     -----------------
                      None



                                                                -------------------                               -----------------
                                                       Totals:             $0.00                                              $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                      0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $251,182,193.26
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                               $0.00

Change in any of the above detail during the related Collection Period                YES                       NO     X
                                                                                      -------------             ------------

          Pool B - General Contract Substitution Rights                                                            Predecessor
                                                             Discounted                  Predecessor               Discounted
          Lease #     Lessee Name                            Present Value               Lease #                   Present Value
          --------------------------------                   -------------------         -----------------         --------------
                      None



                                                         -------------------                                   ----------------
                                              Totals:                  $0.00                                              $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                    $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                      $50,047,123.17
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR  HAS DEFAULTED (> 180 DAYS), THE
          SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                              $0.00

Change in any of the above detail during the related Collection Period                 YES                       NO     X
                                                                                       ------------              -----------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 13, 1999




XV.    Pool Performance Measurements
-------------------------------------

1.             Aggregate Discounted Contract Balance


          Contracts Delinquent > 90 days                            Total Outstanding Contracts
          This Month                           1,723,905.24         This Month                                240,086,830.27
          1 Month Prior                           39,843.65         1 Month Prior                             244,013,095.63
          2 Months Prior                           7,802.18         2 Months Prior                            247,682,331.22

          Total                                1,771,551.07         Total                                     731,782,257.12

          a) 3 Month Average                     590,517.02         b) 3 Month Average                        243,927,419.04

          c) a/b                                       0.24%

2.        Does a Delinquency Condition Exist (1c > 6% )?
                                                                                          Yes            No         X
                                                                                              -----------       ---------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                           Yes            No         X
                                                                                              -----------       ---------
          B. An Indenture Event of Default has occurred and is then continuing?           Yes            No         X
                                                                                              -----------       ---------

4.        Has a Servicer Event of Default occurred?                                       Yes            No         X
                                                                                              -----------       ---------


5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                                Yes            No         X
                                                                                              -----------       ---------
          B. Bankruptcy, insolvency, reorganization; default/violation of any
             covenant or obligation not remedied within 90 days?                          Yes            No         X
                                                                                              -----------       ---------
          C. As of any Determination date, the sum of all defaulted contracts
             since the Closing date exceeds 6% of the ADCB on the Closing Date?           Yes            No         X
                                                                                              -----------       ---------




6.        Aggregate Discounted Contract Balance at Closing Date                       Balance  $     251,182,193.26
                                                                                              ----------------------

          DELINQUENT LEASE SUMMARY

                      Days Past Due                       Current Pool Balance                         # Leases
                      -------------                       --------------------                         --------
                        31 - 60                             7,812,248.15                                   58
                        61 - 90                             4,363,057.68                                   11
                        91 - 180                            1,723,905.24                                   11



          Approved By:
          Lisa J. Cruikshank
          Vice President